UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

July 27, 2001

Date of Report (Date of earliest event reported)

PEOPLES ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Illinois	1-5540	36-2642766
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

24th Floor, 130 East Randolph Drive, Chicago, Illinois	60601-6207
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(312) 240-4000

None

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

On July 27, 2001, Peoples Energy Corporation released its preliminary financial results for its third quarter ended June 30, 2001. The following is additional information regarding these preliminary results.

Peoples Energy Corporation			Preliminary

Summary of Selected Financial and Operating Data (Unaudited)

	Three Months Ended		Nine Months Ended
	June 30,		June 30,
	2001	2000	2001	2000
Operating Results (thousands)
Gas Distribution Revenues
Sales - Residential
- Heating	$ 154,622	$ 138,901	$ 1,302,061	$ 691,798
- Non-heating	11,618	10,717	49,378	36,939
- Commercial	18,933	21,599	192,938	105,750
- Industrial	2,422	2,291	37,346	19,107
Total Gas Distribution Sales	187,595	173,508	1,581,723	853,594

Transportation	24,216	21,608	113,249	93,625
Other	7,183	4,599	14,023	21,766
Total Gas Distribution Revenues	218,994	199,715	1,708,995	968,985

Diversified Segments Revenues	99,507	61,533	400,277	229,410
Total Operating Revenues	318,501	261,248	2,109,272	1,198,395

Less - Cost of energy sold	183,892	127,766	1,469,508	634,139
Gross Margin	134,609	133,482	639,764	564,256

Net Income	$ 11,563	$ 10,852	$ 110,411	$ 97,850

Gas Distribution Deliveries (MDth)
Sales - Residential
- Heating	13,527	17,480	116,376	106,252
- Non-heating	562	660	2,746	2,863
- Commercial	1,824	3,032	17,833	17,332
- Industrial	324	272	3,617	3,529
Transportation	15,500	19,157	85,349	85,469
Total Gas Distribution Deliveries	31,737	40,601	225,921	215,445

Number of Gas Distribution Customers (average)
Sales - Residential
- Heating	754,592	745,424	751,468	743,676
- Non-heating	177,147	178,659	177,896	178,357
- Commercial	44,902	48,922	46,952	48,640
- Industrial	2,918	3,204	3,061	3,196
Transportation	22,073	17,096	19,561	17,336
Total Gas Distribution Customers	1,001,632	993,305	998,938	991,205

Degree Days - actual	666	733	6,578	5,529

Per cent colder (warmer) than normal	-14.0%	-1.1%	4.3%	-14.0%

Peoples Energy Corporation			Preliminary

Consolidated Statements of Income (Unaudited)

	Three Months Ended		Nine Months Ended
(Thousands, except per-share amounts)	June 30,		June 30,
	2001	2000	2001	2000

Operating Revenues	$ 318,501	$ 261,248	$ 2,109,272	$ 1,198,395
Operating Expenses:
Cost of energy sold	183,892	127,766	1,469,508	634,139
Operation and maintenance	59,639	54,677	203,753	190,856
Depreciation, depletion and amortization	25,580	28,410	68,691	74,989
Taxes - Other than income taxes	27,977	27,755	172,907	119,842

Total Operating Expenses	297,088	238,608	1,914,859	1,019,826

Operating Income	21,413	22,640	194,413	178,569

Equity Investment Income	10,890	3,095	26,694	9,144

Total Operating and Equity Investment Income	32,303	25,735	221,107	187,713

Other Income and (Deductions)	1,821	1,948	7,126	3,491

Interest Expense	18,114	13,224	54,311	38,303

Earnings Before Income Taxes	16,010	14,459	173,922	152,901

Income Taxes	4,447	3,607	63,477	55,051

Income Before Cumulative Effect of Change in
Accounting Principle	11,563	10,852	110,445	97,850

Cumulative Effect of Change in Accounting
Principle, Net of Tax	-	-	(34)	-

Net Income	$ 11,563	$ 10,852	$ 110,411	$ 97,850

Average Shares of Common Stock Outstanding
Basic	35,396	35,328	35,374	35,448
Diluted	35,459	35,330	35,433	35,452
Earnings Per Share of Common Stock
Basic	$ 0.33	$ 0.31	$ 3.12	$ 2.76
Diluted	$ 0.33	$ 0.31	$ 3.12	$ 2.76

Peoples Energy Corporation		Preliminary

Consolidated Balance Sheets (Unaudited)

	June 30,	June 30,
(Thousands)	2001	2000

Assets
Capital Investments:
Property, plant and equipment, at original cost	$ 2,663,263	$ 2,467,491
Less - Accumulated depreciation and depletion	931,392	871,543
Net property, plant and equipment	1,731,871	1,595,948
Investments in equity investees	141,446	130,670
Other investments	25,737	24,135

Total Capital Investments - Net	1,899,054	1,750,753

Utility Customer Accounts Receivable - net of reserves	373,368	127,893
Other Current Assets	456,534	309,250
Other Assets	283,301	218,791

Total Assets	$ 3,012,257	$ 2,406,687

Capitalization and Liabilities
Common Stockholders' Equity:
Common stock	$ 299,311	$ 298,058
Capital in excess of par value of stock	15	4
Retained earnings	544,936	517,521
Treasury stock	(6,793)	(6,817)
Accumulated other comprehensive income	(5,410)	(465)

Total Common Stockholders' Equity	832,059	808,301
Long-Term Debt	744,308	319,711

Total Capitalization	1,576,367	1,128,012
Current Liabilities	961,052	843,221
Deferred Credits and Other Liabilities	474,838	435,454

Total Capitalization and Liabilities	$ 3,012,257	$ 2,406,687

Common Stock Information at End of Period
(Unaudited)

Annualized dividend rate	$2.04	$2.00
Dividend yield (per cent)	5.1%	6.2%
Book value per share	$23.51	$22.90
Market price	$40.20	$32.38
Market price as a per cent of book value	171%	141%

Peoples Energy Corporation	Preliminary

Consolidated Statements of Cash Flows (Unaudited)

	Nine Months Ended
(Thousands)	June 30,
	2001	2000
Operating Activities:
Net Income	$ 110,411	$ 97,850
Adjustments to reconcile net income to net cash:
Depreciation, depletion and amortization
Per statement of income	68,691	74,989
Charged to other accounts	4,372	3,827
Deferred income taxes and investment tax credits - net	10,810	22,185
Change in deferred credits and other liabilities	12,837	6,915
Change in accumulated other comprehensive income	(2,953)	-
Change in other assets	(55,374)	(41,390)
Undistributed earnings from equity investments	(747)	(3,587)
Change in current assets and liabilities:
Receivables - net	(333,959)	(122,973)
Materials and supplies	678	1,761
Gas in storage	37,873	30,766
Gas costs recoverable	49,679	(20,169)
Regulatory assets	2,264	(3,378)
Prepayments	(212)	134
Accounts payable	65,967	4,917
Customer gas service and credit deposits	(15,175)	(17,920)
Accrued taxes	51,929	15,123
Gas sales revenue refundable	681	7,516
Accrued interest	7,789	(6,730)
Temporary LIFO Liquidation	87,230	10,740

Net Cash Provided by (Used in) Operating Activities	102,791	60,576

Investing Activities:
Capital spending	(203,882)	(170,584)
Other assets	-	(918)
Return of capital investments	37,784
Temporary investments and special deposits	(18,682)	(38,218)
Advances to joint venture partnerships	(87,504)	-

Net Cash Used in Investing Activities	(272,284)	(209,720)

Financing Activities:
Short-term debt	(86,219)	398,000
Issuance of long-term debt	325,000	-
Retirement of long-term debt of subsidiaries	(355)	(175,023)
Dividends paid on common stock	(53,398)	(52,550)
Proceeds from issuance of common stock	1,283	1,349
Treasury stock purchases	25	(6,817)

Net Cash Provided by Financing Activities	186,336	164,959

Net Increase (Decrease) in Cash and Cash Equivalents	16,843	15,815
Cash and Cash Equivalents at Beginning of Period	5,956	13,008

Cash and Cash Equivalents at End of period	$ 22,799	$ 28,823

Peoples Energy Corporation			Preliminary

Summary of Operating Statistics for the Oil and Gas Production Segment (Unaudited)

	Three Months Ended		Nine Months Ended
	June 30,		June 30,
	2001	2000	2001	2000
Average daily production:
Gas (MMCFD)	44.6	38.4	34.2	27.8
Oil (MBOD)	1.2	1.3	1.1	0.7
Gas equivalent (MMCFE)	51.8	46.4	40.9	32.1

Average daily hedged volumes:
Gas (MMCFD)	29.5	26.7	25.3	19.4
Oil (MBOD)	0.5	0.4	0.5	0.3

Percentage hedged:
Gas	66%	70%	74%	70%
Oil	41%	30%	49%	49%

Average hedge price:
Gas ($/MCF)	$ 3.26	$ 2.40	$ 2.70	$ 2.37
Oil ($/BBL)	$ 20.18	$ 18.75	$ 20.96	$ 17.58

Net realized price:
Gas ($/MCF)	$ 3.64	$ 2.66	$ 3.25	$ 2.46
Oil ($/BBL)	$ 20.91	$ 24.31	$ 23.17	$ 21.71
Equivalent ($/MCFE)	$ 3.62	$ 2.90	$ 3.35	$ 2.61

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES ENERGY CORPORATION
(Registrant)

July 27, 2001	By: /s/ J. M. LUEBBERS
(Date)	J. M. Luebbers
Chief Financial Officer and Controller